UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 20, 2026
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HOST HOTELS & RESORTS, INC.
(Exact Name of Registrant as Specified in Charter)
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Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4747 Bethesda Avenue, Suite 1300 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (240) 744-1000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	HST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Host Hotels & Resorts, Inc. (the "Company") held its annual meeting of stockholders on May 20, 2026. Stockholders were asked to vote on three proposals: the election of directors, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for 2026, and an advisory vote to approve executive compensation. Final voting results are set forth below.

Proposal 1 – Election of Directors
Final votes regarding the election of nine directors for terms expiring at the 2027 annual meeting of stockholders are set forth below. Accordingly, each director nominee was elected for a one-year term.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Mary L. Baglivo	565,971,530	29,705,426	7,412,728	32,199,075
Herman E. Bulls	561,824,576	32,393,268	8,871,840	32,199,075
Diana M. Laing	579,317,478	14,901,655	8,870,551	32,199,075
Richard E. Marriott	572,864,319	22,848,564	7,376,801	32,199,075
Mary Hogan Preusse	582,541,172	13,133,646	7,414,866	32,199,075
Walter C. Rakowich	564,055,481	31,654,715	7,379,488	32,199,075
James F. Risoleo	588,080,955	7,624,598	7,384,131	32,199,075
Gordon H. Smith	547,699,726	47,968,752	7,421,206	32,199,075
A. William Stein	579,565,584	16,100,279	7,423,821	32,199,075
Proposal 2 – Ratification of Appointment of Independent Registered Public Accountants
Final votes on the ratification of the appointment of KPMG LLP as independent registered public accountants of the Company to serve for 2026 are set forth below. Accordingly, the appointment of KPMG LLP was ratified.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
602,833,025	30,935,290	1,520,444	0
Proposal 3 – Advisory Vote on Executive Compensation
The final, non-binding, advisory votes on the Company’s executive compensation are set forth below. Accordingly, the proposal was approved by approximately 93% of the votes cast.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
556,327,681	40,332,115	6,429,888	32,199,075

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: May 22, 2026	By:	/S/ JOSEPH C. OTTINGER
	Name:	Joseph C. Ottinger
	Title:	Senior Vice President and Corporate Controller